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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 15, 2002 relating to the consolidated financial statements of Cabot Oil & Gas Corporation (the "Company"), which appears in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

PricewaterhouseCoopers LLP

Houston, Texas
July 11, 2002